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                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the inclusion of our report dated 29 March 1996 on the consolidated financial statements of STV Pty Limited included in or made a part of UIH Asia/Pacific Communications, Inc.'s Form S-1 Registration Statement.

                                            ARTHUR ANDERSEN



Sydney, Australia,
  15 November 1996